Exhibit 10.13

ONCONOVA THERAPEUTICS, INC.

2007 EQUITY COMPENSATION PLAN

ONCONOVA THERAPEUTICS, INC.

2007 EQUITY COMPENSATION PLAN

Section 1.              Purpose

Onconova Therapeutics, Inc., a Delaware corporation, previously adopted the Onconova Therapeutics, Inc. 1999 Stock-Based Compensation Plan (the “ Original Plan”) to attract key employees, directors and consultants to the Company and its Related Corporations, to induce key employees, directors and consultants to remain with the Company and its Related Corporations and to encourage them to increase their efforts to make the Company’s business more successful, whether directly or through its Related Corporations.  In furtherance of such purposes, the Company now wishes to amend, restate and rename the Original Plan, which shall now be known as the “Onconova Therapeutics, Inc. 2007 Equity Compensation Plan” (the “Plan”), effective December 10, 2007.  The Plan is designed to provide equity-based incentives to key employees, directors and consultants of the Company and its Related Corporations.  Awards under the Plan may be made in the form of Options, SARs, Restricted Stock or other equity-based Awards the Committee deems appropriate.

Section 2.              Definitions

Whenever used herein and unless otherwise provided in the Participant’s Award Agreement, the following terms shall have the meanings set forth below:

(a)           “Award” means an Option, SAR, Restricted Stock or other equity-based award granted under the terms of the Plan.  Each Award shall be evidenced by an Award Agreement.

(b)           “Award Agreement” means a written agreement evidencing an Award in a form approved by the Committee to be entered into by the Company and the Participant.

(c)           “Board” means the Board of Directors of the Company.

(d)           “Cause” means conduct involving one or more of the following: (i) the substantial and continuing failure of the Participant, after notice thereof, to render services to the Company or a Related Corporation in accordance with the terms or requirements of his or her employment, or engagement as a Director or retention as a consultant; (ii) disloyalty, gross negligence, willful misconduct, dishonesty or breach of fiduciary duty to the Company or a Related Corporation; (iii) the commission of an act of embezzlement or fraud; (iv) deliberate disregard of the rules or policies of the Company or a Related Corporation which results in direct or indirect loss, damage or injury to the Company or a Related Corporation; (v) the unauthorized disclosure of any trade secret or confidential information of the Company or a Related Corporation; or (vi) the commission of an act which constitutes unfair competition with the Company or a Related Corporation or which induces any customer or supplier to breach a contract with the Company or a Related Corporation.

(e)           “Change in Control” shall mean, following the effective date of the amendment and restatement of the Plan, the occurrence of any of the following events:

(i)            the acquisition in one or more transactions by any “Person” (as such term is used for purposes of section 13(d) or section 14(d) of the Exchange Act) but excluding, for this purpose, the Company or its Related Corporations or any employee benefit plan of the Company or its Related Corporations, of “Beneficial Ownership” (within the meaning of Rule 13d-3 under the Exchange Act) of fifty percent (50%) or more of the combined voting power of the Company’s then outstanding voting securities (the “Voting Securities”);

(ii)           the individuals who, as of the effective date of this amendment and restatement of the Plan, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that if the election, or nomination for election by the Company’s shareholders, of any new director was approved by a vote of at least a majority of the Incumbent Board, such new director shall be considered as a member of the Incumbent Board; and provided further that any reductions in the size of the Board that are instituted voluntarily by the Incumbent Board shall not constitute a Change in Control, and after any such reduction the “Incumbent Board” shall mean the Board as so reduced;

(iii)          a merger or consolidation involving the Company if the shareholders of the Company, immediately before such merger or consolidation, do not own, directly or indirectly, immediately following such merger or consolidation, more than sixty-five percent (65%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation or a complete liquidation or dissolution of the Company or a sale or other disposition of all or substantially all of the assets of the Company;

(iv)          acceptance by shareholders of the Company of shares in a share exchange if the shareholders of the Company, immediately before such share exchange, do not own, directly or indirectly, immediately following such share exchange, more than sixty-five percent (65%) of the combined voting power of the outstanding voting securities of the corporation resulting from such share exchange; or

(v)           in the Committee’s sole discretion, a “Change in Control” as defined in any employment, consulting or similar agreement between the Company and Participant.

(f)            “Code” means the Internal Revenue Code of 1986, as amended.

(g)           “Committee” means the Committee appointed by the Board under Section 4.

(h)           “Common Stock” means the common stock of Onconova Therapeutics, Inc., par value $.001 per share, either currently existing or authorized hereafter.

(i)            “Company” means Onconova Therapeutics, Inc., a Delaware corporation.

(j)            “Director” means a member of the Board who is not an employee of the Company or a Related Corporation.

(k)           “Disability” means that a Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, as determined by the Committee in its sole discretion.

(l)            “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(m)          “Exercise Price” means the price an Optionee must pay to exercise an Option.

(n)           “Fair Market Value” means (i) if Shares are then listed on a national stock exchange, the closing sales price per Share on the exchange for the last preceding date on which there was a sale of Shares on such exchange, as determined by the Committee, (ii) if Shares are not then listed on a national stock exchange but are then traded on an over-the-counter market, the average of the closing bid and asked prices for the Shares in such over-the-counter market for the last preceding date on which there was a sale of such Shares in such market, as determined by the Committee, or (iii) if Shares are not then listed on a national stock exchange or traded on an over-the-counter market, such value as the Committee in its sole discretion determines in good faith.

(o)           “Grantee” means an employee, Director or consultant who is granted Restricted Stock hereunder.

(p)           “Incentive Stock Option” means an Option that meets the requirements of an incentive stock option as defined in section 422 of the Code, and which is designated in the applicable Award Agreement as an Incentive Stock Option.

(q)           “Non-Qualified Stock Option” means an Option which is not an Incentive Stock Option.

(r)            “Option” means the right to purchase, at the price and for the term fixed by the Committee in accordance with the Plan, and subject to such other limitations and restrictions in the Plan and the applicable Award Agreement, a number of Shares determined by the Committee.  An Option may be an Incentive Stock Option or a Non-Qualified Stock Option

(s)            “Optionee” means an employee or Director of, or consultant to, the Company to whom an Option is granted, or the Optionee’s Successor, as the context so requires.

(t)            “Participant” means a Grantee, an Optionee or a recipient of an SAR or other equity-based Award under the Plan.

(u)           “Performance Goal” means a goal that must be met by the end of a period specified by the Committee (but that is substantially uncertain to be met before the grant of the Award) based on:  (i) the price of the Common Stock; (ii) the market share of the

Company or a Related Corporation (or any business unit thereof); (iii) sales by the Company or a Related Corporation (or any business unit thereof); (iv) earnings per share of Common Stock; (v) return on shareholder equity of the Company or a Related Corporation; (vi) costs of the Company or a Related Corporation (or any business unit thereof); (vii) cash flow of the Company or a Related Corporation (or any business unit thereof); (viii) return on total assets of the Company or a Related Corporation (or any business unit thereof); (ix) return on invested capital of the Company or a Related Corporation (or any business unit thereof); (x) return on net assets of the Company or a Related Corporation (or any business unit thereof); (xi) operating income of the Company or a Related Corporation (or any business unit thereof); (xii) net income of the Company or a Related Corporation (or any business unit thereof); or any other criteria specified by the Committee.

(v)           “Person” means any individual, partnership, corporation, company, limited liability company, association, trust, joint venture, unincorporated organization, entity or division, or any government, governmental department or agency or political subdivision thereof.

(w)          “Public Offering” means the consummation of the first registered public offering of shares in a firm commitment underwriting.

(x)           “Related Corporation” means any corporation (other than the Company) that is a “subsidiary corporation” with respect to the Company under section 424(f) of the Code.  In the event the Company becomes a subsidiary of another company, the provisions hereof applicable to subsidiaries shall, unless otherwise determined by the Committee, also be applicable to any company that is a “parent corporation” with respect to the Company under section 424(e) of the Code.

(y)           “Restricted Stock” means a Share that is awarded under Section 8 and that is subject to the restrictions set forth in such Section and/or in the applicable Award Agreement.

(z)           “Restriction Period” means the period of time during which Restricted Stock remains subject to restrictions or conditions which, if not satisfied, will result in forfeiture of such Restricted Stock.

(aa)         “SAR” means a stock appreciation right awarded under Section 9 and subject to the terms and conditions contained therein and/or the applicable Award Agreement.

(bb)         “Securities Act” means the Securities Act of 1933, as amended.

(cc)         “Shares” means shares of Common Stock of the Company.

(dd)         “Stockholders’ Agreement” means the Fifth Amended and Restated Stockholders’ Agreement of the Company, dated May 15, 2007, as such may be amended, restated, and/or replaced from time to time.

(ee)         “Successor” means:  (i) the legal representative of the estate of a deceased Participant, (ii) persons who shall acquire Shares or the right to exercise an Option or

SAR by bequest or inheritance or by reason of the death of the Participant or (iii) persons who shall acquire Shares or the right to exercise an Option or SAR on behalf of the Participant as the result of a determination by a court or other governmental agency of the incapacity of the Participant.

(ff)          “Ten Percent Shareholder” means a person who on any given date owns, either directly or indirectly (taking into account the attribution rules contained in section 424(d) of the Code), stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Related Corporation under section 424(f) of the Code.

(gg)         “Termination of Service” means a Participant’s termination of employment or other service, as applicable, with the Company and its Related Corporations, including a termination as a result of the Participant’s death or Disability.  Cessation of service as an officer, employee, Director or consultant shall not be treated as a Termination of Service if the Participant continues without interruption to serve thereafter in a material manner in another one (or more) of such other capacities, as determined by the Committee in its sole discretion.

Section 3.              Effective Date and Termination

This Plan, which is the amended, restated and renamed version of the Original Plan, shall become effective December 10, 2007 subject to the approval of the stockholders of the Company.  This Plan shall terminate on, and no Award shall be granted hereunder on or after, the 10-year anniversary of the earlier of the approval of this Plan by (i) the Board or (ii) the stockholders of the Company; provided, however, that the Board may at any time prior to that date terminate the Plan.

Section 4.              Administration of the Plan

Section 4.1.           Committee.

(a)           The Plan shall be administered by the Committee appointed by the Board.  The Committee shall, at such times as the Common Stock, or shares of such other stock that may be the subject of Awards hereunder, are registered pursuant to section 12 of the Exchange Act, consist of at least two individuals each of whom shall be a “nonemployee director” as defined in Rule 16b-3 as promulgated by the Securities and Exchange Commission (“Rule 16b-3”) under the Exchange Act and shall, at such times as the Company is subject to section 162(m) of the Code, qualify as “outside directors” for purposes of section 162(m) of the Code (to the extent relief from the limitation of section 162(m) of the Code is sought with respect to Awards) and related Treasury regulations.  The acts of a majority of the members present at any meeting of the Committee at which a quorum is present, or acts approved in writing by a majority of the entire Committee, shall be the acts of the Committee for purposes of the Plan.  If and to the extent applicable, no member of the Committee may act as to matters under the Plan specifically relating to such member.  If no Committee is designated by the Board to act for these purposes, the Board shall have the rights and responsibilities of the Committee hereunder.

(b)           Subject to the provisions of the Plan, the Committee shall in its discretion as reflected by the terms of the Award Agreements (i) authorize the granting of

Awards to key employees, Directors and consultants of the Company and its Related Corporations; and (ii) determine the eligibility of an employee, Director or consultant to receive an Award, as well as determine the number of Shares to be covered under any Award Agreement, considering the position and responsibilities of the employee, Director or consultant, the nature and value to the Company of the employee’s, Director’s or consultant’s present and potential contribution to the success of the Company whether directly or through a Related Corporation and such other factors as the Committee may deem relevant.

(c)           The Committee may make such rules and regulations and establish such procedures for the administration of the Plan as it deems appropriate.  Without limiting the generality of the foregoing, the Committee may (i) determine the extent, if any, to which Options, SARs, Restricted Stock or other Awards shall be forfeited (whether or not such forfeiture is expressly contemplated hereunder); (ii) interpret the Plan and the Award Agreements hereunder, with such interpretations to be conclusive and binding on all persons and otherwise accorded the maximum deference permitted by law, provided that the Committee’s interpretation shall not be entitled to deference on and after a Change in Control except to the extent that such interpretations are made exclusively by members of the Committee who are individuals who served as Committee members before the Change in Control; and (iii) take any other actions and make any other determinations or decisions that it deems necessary or appropriate in connection with the Plan or the administration or interpretation thereof.  Unless otherwise expressly provided hereunder, the Committee, with respect to any Award, may exercise its discretion hereunder at the time of the Award or thereafter.  In the event of any dispute or disagreement as to the interpretation of the Plan or of any rule, regulation or procedure, or as to any question, right or obligation arising from or related to the Plan, the decision of the Committee, except as provided in clause (ii) of the foregoing sentence, shall be final and binding upon all persons.  All powers of the Committee shall be executed in its sole discretion, in the best interests of the Company, not as a fiduciary, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated individuals.

Section 4.2.           Stockholders’ Agreement; Repurchase.

(a)           Any Shares issued with respect to Awards shall be held, transferred, encumbered, sold or otherwise disposed of only in accordance with the applicable provisions of the Stockholders’ Agreement and each Participant (and as applicable, each Successor) shall only have the right to hold, transfer, encumber, sell or otherwise dispose of Shares that were acquired by him or her under the Plan as provided in and in accordance with the applicable provisions of the Stockholders’ Agreement.  The Committee may require, at the time of grant of an Award to such Participant or at any time thereafter, including, without limitation, upon the Participant’s exercise of an Option or SAR or delivery to the Participant of Shares with respect to Restricted Stock or other equity-based awards, that such Participant execute a joinder to the Stockholders’ Agreement and to execute those additional documents it deems necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on the Participant pursuant to the terms of the Plan, Award Agreement and Stockholders’ Agreement.

(b)           Upon a Participant’s Termination of Service for any reason, the Board’s determination that a Participant breached any written agreement restricting such Participant from engaging in competitive and/or harmful activities against the Company’s interests (a “Harmful Act”) or an exercise of an Option following the Participant’s Termination of Service for any reason, the Company shall have the right and option, but not the obligation, within 90 days of such event, or such shorter period as may be required pursuant to applicable federal or state securities laws, to purchase such Participant’s Shares at the price determined under this Section 4.2(b).  In the event of the Participant’s Termination of Service for any reason other than for Cause, (1) the purchase price for Restricted Stock that remains subject to a Restricted Period shall be the lesser of the Fair Market Value of the Shares subject to such Restricted Stock Award or the amount actually paid by the Participant for such Restricted Stock, (2) the purchase price for Shares acquired upon the Participant’s exercise of an Option or SAR or upon the lapse of the Restricted Period applicable to Restricted Stock shall be the Fair Market Value of the Shares.  In the event of the Participant’s or Successor’s exercise of an Option or SAR following the Participant’s Termination of Service, the purchase price for the Shares acquired upon such exercise shall be the Fair Market value of the Shares.  In the event of the Participant’s Termination for Cause or the Participant’s commission of a Harmful Act, the purchase price for Shares acquired upon the Participant’s exercise of an Option or SAR or upon the lapse of the Restricted Period applicable to Restricted Stock shall be the lesser of the Fair Market Value of the Shares or the purchase or exercise price, if any, actually paid to acquire such Shares or Restricted Stock.

Section 5.              Eligibility

Any key employee, Director or consultant of the Company or a Related Corporation who is designated by the Committee as eligible to participate in the Plan shall be eligible to receive an Award under the Plan, provided that an Incentive Stock Option shall not be granted to such a Director or consultant.

Section 6.              Shares Subject to the Plan

Section 6.1.           In General

Subject to adjustments as provided in Section 6.2, the maximum aggregate number of Shares that may be issued or transferred under the Plan shall initially be 2,069,292 Shares and no Participant may receive Awards for more than 300,000 Shares in any calendar year.  On the first anniversary of the effective date of the Plan and each subsequent anniversary prior to the Plan’s termination, the maximum aggregate number of Shares that may be granted under the Plan shall be increased by (a) that number of Shares (the “Shares Increase Number”) which, when added to the number of Shares subject to outstanding Awards not otherwise considered to be issued and outstanding Shares plus the number of Shares remaining available for future Awards, equals seventeen percent (17%) of the issued and outstanding Shares of the Company on a fully-diluted, as converted to Common Stock basis, including for purposes of this calculation (i) all shares of Common Stock that, at the time in question, are then issued and outstanding plus (ii) all shares of Common Stock issuable upon the conversion in full of all preferred stock and other convertible securities of the Company that are then issued and outstanding plus (iii) all shares of Common Stock that are issuable upon the exercise in full of all rights or warrants to subscribe for, purchase or otherwise acquire Shares that are then outstanding and all Options that are then outstanding (assuming the full conversion of any convertible securities issuable upon exercise of any such rights, warrants or Options that are rights, warrants or Options to purchase convertible securities) plus (iv) the number of Shares available for future Awards (including the Shares Increase Number), without duplication, or (b) such lesser number as determined by the Board (the “Annual Increase”); provided, however, that in no event shall the Annual Increase result in the maximum aggregate number of Shares available under the Plan exceeding the difference between the number of authorized Shares of the Company less the sum of (x) the number of issued and outstanding Shares of the Company, (y) the number of Shares reserved by the Company for issuance upon exercise or conversion of other securities exercisable for or convertible into Shares (whether directly or indirectly) and (z) the number of Shares subject to outstanding Awards.  Shares distributed under the Plan may be treasury Shares or authorized but unissued Shares.  Any Shares that have been granted as Restricted Stock or that have been reserved for distribution in payment for Options but are later forfeited or for any other reason are not payable under the Plan may again be made the subject of Awards under the Plan. The certificates for Shares issued hereunder may include any legend which the Committee deems appropriate to reflect the transfer restrictions, notice obligations, any rights of first refusal or other obligations or restrictions applicable to a holder of Shares pursuant to the Stockholders’ Agreement, the Plan and the applicable Award Agreement.

Section 6.2.           Changes in Capitalization.

(a)           In the event that the Committee shall determine that any stock dividend, recapitalization, forward split or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase or share exchange, extraordinary or unusual cash distribution or other similar corporate transaction or event, affects the Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall, in such manner as it may deem equitable:

(i)            appropriately adjust the number and kind of shares subject to the Plan and to any outstanding Awards, the individual Participant limit described in Section 6.1, the Incentive Stock Option limitation set forth in Section 7.1, Performance Goals established in connection with Awards and the exercise or purchase price per Share under any outstanding Award; and

(ii)           the Committee shall take any other such action as in its judgment shall be necessary to preserve the Participants’ rights in their respective Awards substantially proportionate to the rights existing in such Awards prior to such event.

Section 7.              Provisions Applicable to Stock Options

Section 7.1.           Incentive Stock Option Limitation.

Subject to adjustment as provided in Section 6.2 hereof, the maximum aggregate number of Shares that may be issued under the Plan pursuant to Incentive Stock Options shall initially be 2,069,292 Shares.  Following the first anniversary of the effective date of the Plan and each subsequent anniversary prior to the Plan’s termination, the maximum aggregate number of Shares that may be issued under the Plan pursuant to Incentive Stock Options shall be increased by the lesser of (a) the Annual Increase provided for in Section 6.1 or (b) 1,000,000 Shares.

Section 7.2.           Grant of Options.

Subject to the other terms of the Plan, the Committee shall, in its discretion as reflected by the terms of the applicable Award Agreement:  (i) determine and designate from time to time those eligible key employees, Directors and consultants of the Company and its Related Corporations to whom Options are to be granted and the number of Shares to be optioned to each employee, Director and consultant; (ii) determine whether to grant Incentive Stock Options, Non-Qualified Stock Options, or both (to the extent that any Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option); provided that Incentive Stock Options may be granted only to employees of the Company or a Related Corporation; (iii) cause each Option to be designated as an Incentive Stock Option or a Non-Qualified Stock Option; (iv) determine the time or times when and the manner and condition in which each Option shall be exercisable and the duration of the exercise period; provided that in no event shall the term of any Option exceed ten years (or five years in the case of an Incentive Stock Option granted to a Ten Percent Shareholder); and (v) determine or impose other conditions to the grant or exercise of Options under the Plan as it may deem appropriate.

Section 7.3.           Exercise Price.

(a)           The Exercise Price shall be determined by the Committee on the date the Option is granted and shall be reflected in the Award Agreement.  Any particular Award Agreement may provide for different exercise prices for specified amounts of Shares subject to the Option; provided that the Exercise Price with respect to each Option shall not be less than 100% of the Fair Market Value of a Share on the day the Option is granted (or 110% of the Fair Market Value of a Share on the day the Option is granted in the case of an Incentive Stock Option granted to a Ten Percent Shareholder).

(b)           The aggregate Fair Market Value, determined as of the date an Option is granted, of the Shares for which any Optionee may be awarded Incentive Stock Options which are first exercisable by the Optionee during any calendar year under the Plan (or any other stock option plan required to be taken into account under section 422(d) of the Code) shall not exceed $100,000.  If the Committee grants Incentive Stock Options that exceed such limit, such Incentive Stock Options, to the extent the $100,000 limit is so exceeded shall, without any further action of the Committee, constitute Non-Qualified Stock Options.

Section 7.4.           Period of Option Vesting and Exercisability.

(a)           Unless earlier expired, forfeited or otherwise terminated, each Option shall expire in its entirety upon the 10th anniversary of the date of grant or shall have such other term as is set forth in the applicable Award Agreement (except that, in the case of a Ten Percent Shareholder who is granted an Incentive Stock Option, the term of such Option shall be no more than five years from the date of grant).  Each Option shall also expire, be forfeited and terminate at such times and in such circumstances as otherwise provided hereunder or under the Award Agreement.

(b)           Each Option, to the extent that the Optionee has not had a Termination of Service and the Option has not otherwise lapsed, expired, terminated or been forfeited, shall vest and first become exercisable according to the terms and conditions set forth in the Award Agreement, as determined by the Committee at the time of grant.  The Award Agreement may, but need not, include a provision whereby the Optionee may elect at any time while an employee or Director of, or a consultant to, the Company to exercise the Option as to any part or all of the Shares subject to the Option prior to the full vesting of the Option.  Any Shares so purchased shall (i) be Restricted Stock subject to Section 8 and the other applicable provisions hereof, (ii) be subject to a Restricted Period reflecting the restrictions and conditions that were required to be satisfied in order for the Option to vest and (iii) be subject to any other restriction the Committee determines to be appropriate.

(c)           Unless otherwise provided in the Award Agreement or herein, no Option (or portion thereof) shall ever be vested and exercisable, if the Optionee has a Termination of Service before the time at which such Option or Shares would otherwise have become vested.  Notwithstanding the foregoing provisions of this Section 7.4(c), Options exercisable pursuant to the schedule set forth by the Committee at the time of grant may be fully or more rapidly exercisable or vested, and Shares subject to such schedule may be fully or more rapidly vested, at any time in the discretion of the Committee.

Section 7.5.           Exercisability After Termination of Optionee.

(a)           The Committee shall provide in the Award Agreement the extent (if any) to which any Option that is exercisable at the time of an Optionee’s Termination of Service may be exercised following such Optionee’s Termination of Service; provided that the Committee shall not provide for the exercisability of an Incentive Stock Option later than (i) three months following the date of the Optionee’s Termination of Service other than as a result of death or Disability or (ii) one year following the date of the Optionee’s death or Disability.

(b)           Except as may otherwise be expressly set forth in this Section 7 or as may otherwise be expressly provided under the Award Agreement, no provision of this Section 7 is intended to or shall permit the exercise of the Option to the extent the Option was not exercisable upon the Termination of Service.

Section 7.6.           Exercise of Options.

(a)           Subject to vesting and other restrictions provided for hereunder or otherwise imposed in accordance herewith, an Option may be exercised, and payment in full of the aggregate Exercise Price made, by an Optionee (or as applicable, the Optionee’s Successor) only by written notice (in the form prescribed by the Committee) to the Company specifying the number of Shares to be purchased.  Payment may be made by (i) cash or a certified or banker’s check; (ii) the proceeds of a Company loan program or third-party sale program or a note acceptable to the Committee given as consideration under such a program, in each case if permitted by the Committee in its discretion, if such a program has been established and the

Optionee is eligible to participate therein; (iii) if approved by the Committee in its discretion, Shares of previously owned Common Stock having an aggregate Fair Market Value on the date of exercise equal to the aggregate Exercise Price; (iv) if approved by the Committee in its discretion, through the written election of the Optionee to have Shares withheld by the Company from the Shares otherwise to be received, with such withheld Shares having an aggregate Fair Market Value on the date of exercise equal to the aggregate Exercise Price; or (v) by any combination of such methods of payment or any other method acceptable to the Committee in its discretion.  Except in the case of Options exercised by certified or bank cashier’s check, the Committee may impose limitations and prohibitions on the exercise of Options as it deems appropriate, including, without limitation, any limitation or prohibition designed to avoid accounting consequences which may result from the use of Common Stock as payment upon exercise of an Option.  Any fractional Shares resulting from an Optionee’s election that is accepted by the Company shall be paid in cash.

(b)           Without limiting the scope of the Committee’s discretion hereunder, the Committee may impose such other restrictions on the exercise of Incentive Stock Options (whether or not in the nature of the foregoing restrictions) as it may deem necessary or appropriate.

(c)           If Shares acquired upon exercise of an Incentive Stock Option are disposed of in a disqualifying disposition within the meaning of section 421(b) of the Code by an Optionee, such Optionee shall notify the Company in writing as soon as practicable thereafter of the date and terms of such disposition and, if the Company (or its Related Corporation) thereupon has a tax-withholding obligation, shall pay to the Company (or such Related Corporation) an amount equal to any withholding tax the Company (or Related Corporation) is required to pay as a result of the disqualifying disposition.

Section 7.7.           Nontransferability of Options.

Each Option granted under the Plan shall by its terms be nontransferable by the Optionee except by will or the laws of descent and distribution; provided, however, that the Committee may (but need not) permit other transfers that are not inconsistent with the provisions of the Stockholders’ Agreement in the event the Committee concludes that such transferability (i) does not result in accelerated U.S. federal income taxation, (ii) does not cause any Option intended to be an Incentive Stock Option to fail to be an Incentive Stock Option and (iii) is otherwise appropriate and desirable.

Section 8.              Provisions Applicable to Restricted Stock.

Section 8.1.           Grant of Restricted Stock.

Subject to the other terms of the Plan, the Committee may, in its discretion as reflected by the terms of the applicable Award Agreement: (i) authorize the granting of Restricted Stock to eligible key employees, Directors and consultants of the Company and its Related Corporations; (ii) determine the number of Shares to be issued or transferred pursuant to a Restricted Stock Award and the restrictions or conditions (including, if desirable, Performance Goals and continued service requirements) that must be satisfied during the Restricted Period applicable to Restricted Stock; (iii) determine whether Restricted Stock Awards will be granted for consideration or no consideration; and (iv) determine or impose other conditions to the grant of Restricted Stock under the Plan as it may deem appropriate.

Section 8.2.           Certificates.

(a)           Each Grantee of Restricted Stock shall be issued a stock certificate in respect of Shares of Restricted Stock awarded under the Plan.  Such certificate shall be registered in the name of the Grantee.  The certificates for Shares of Restricted Stock issued hereunder may include any legend which the Committee deems appropriate to reflect the restrictions hereunder, under the Stockholders’ Agreement, under the Award Agreement and as the Committee may otherwise deem appropriate, and, without limiting the generality of the foregoing, shall bear a legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Onconova Therapeutics, Inc. Amended and Restated 1999 Stock-Based Compensation Plan and an Award Agreement entered into between the registered owner and Onconova Therapeutics, Inc.  Copies of such Plan and Award Agreement are on file in the offices of Onconova Therapeutics, Inc.

(b)           The Committee shall require that the stock certificates evidencing such Shares be held in custody by the Company until the restrictions applicable thereto shall have lapsed during the Restricted Period, and that, as a condition of any Award of Restricted Stock, the Grantee shall have delivered a stock power, endorsed in blank, relating to the stock covered by such Award.  If and when such restrictions lapse during the Restricted Period, the stock certificates shall be delivered by the Company to the Grantee or his or her designee.

Section 8.3.           Restrictions and Conditions.

(a)           Unless otherwise provided by the Committee, the Shares of Restricted Stock awarded pursuant to the Plan shall be subject to the following restrictions and conditions:

(i)            Subject to the provisions of the Plan and the Award Agreement, during a period commencing with the date of the Award and ending on the date the Restriction Period applicable to the Restricted Stock subject thereto expires, the Grantee shall not be permitted voluntarily or involuntarily to sell, transfer, pledge, anticipate, alienate, encumber or assign Restricted Stock awarded under the Plan (or have such Restricted Stock attached or garnished).  Subject to clauses (iii) and (iv) below, the period of forfeiture with respect to Restricted Stock shall lapse as provided in the applicable Award Agreement.

(ii)           Except as provided in the foregoing clause (i), the Grantee shall have, in respect of the Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the Restricted Stock, and the right to receive any cash dividends, which dividends shall be held by the Company (unsegregated as a part of its general assets) until the period of forfeiture lapses (and shall be forfeited if the underlying Restricted Stock is forfeited).

(iii)          Unless otherwise provided in the applicable Award Agreement and subject to clause (iv) below, if the Grantee has a Termination of Service by the Company for Cause, or by the Grantee for any reason other than death or Disability, during the Restriction Period, then all Restricted Stock with respect to which the Restricted Period has not lapsed shall, with no further action, be forfeited by the Grantee.

(iv)          Unless otherwise provided in the applicable Award Agreement, in the event the Grantee has a Termination of Service by the Company for any reason other than Cause, or in the event of a Change in Control (regardless of whether a termination follows thereafter), then the restrictions and conditions applicable to the Restricted Stock during the Restricted Period will be deemed satisfied in full and the Restricted Period shall expire.

(b)           All restrictions imposed on Restricted Stock shall lapse upon the expiration of the applicable Restriction Period and the satisfaction of all conditions imposed by the Committee.  The Committee may determine, as to any or all Restricted Stock Awards, that the restrictions shall lapse without regard to any Restriction Period.

Section 9.              Stock Appreciation Rights

SARs give the Participant the right to receive, upon exercise of the SAR, the excess of (i) the Fair Market Value of one Share of Common Stock on the date of exercise over (ii) the base price of the SAR as determined by the Committee, but which may never be less than the Fair Market Value of a Share of Common Stock on the date of grant.  The award of SARs shall be subject to the following terms and conditions:

(i)            The term of an SAR shall in no event be greater than ten years.

(ii)           The Committee shall determine the time or times at which an SAR may be exercised in whole or in part, the method of exercise, the method of settlement, form of consideration payable in settlement, method by which Common Stock may be delivered or deemed to be delivered to Participants, whether or not an SAR shall be in tandem with any other Award, and any other terms and conditions of any SAR.

(iii)          If an SAR granted under the Plan is granted in tandem with an Option (a “Tandem SAR”), such Tandem SAR must be granted at the time of the grant of the Option to which it relates and shall be exercisable only to the extent that the related Option is exercisable.  The base price of a Tandem SAR shall be equal to the Exercise Price of the related Option.  Upon exercise of the Tandem SAR, the Participant will forfeit the related Option; upon exercise of the related Option, the Participant will forfeit the Tandem SAR.

Section 10.            Other Equity-Based Awards

The Committee may grant other types of equity-based Awards in such amounts and subject to such terms and conditions, as the Committee shall in its sole discretion determine, subject to the provisions of the Plan.  Awards may entail the transfer of Shares or payment in cash or other consideration of amounts determined by the value (or appreciation in value) of Shares.

Section 11.            Tax Withholding

Section 11.1.         In General.

The Company shall be entitled to withhold from any payments or deemed payments any amount of tax withholding determined by the Committee to be required by law.  Without limiting the generality of the foregoing, the Committee may, in its discretion, require a Participant to pay to the Company at such time as the Committee determines the amount that the Committee deems necessary to satisfy the Company’s obligation to withhold federal, state or local income or other taxes incurred by reason of (i) the exercise of any Option or SAR, (ii) the lapsing of any restrictions applicable to any Restricted Stock or (iii) any other applicable income-recognition event (for example, an election under section 83(b) of the Code).

Section 11.2.         Share Withholding.

(a)           Upon the exercise of an Option, the Optionee may, if approved by the Committee in its discretion, make a written election to have Shares then issuable upon such exercise withheld by the Company from the Shares otherwise to be received, or to deliver previously owned Shares, in order to satisfy the liability for such withholding taxes.  In the event that the Optionee makes, and the Committee permits, such an election, the number of Shares so withheld or delivered shall have an aggregate Fair Market Value on the date of exercise sufficient to satisfy the applicable withholding taxes.  Where the exercise of an Option does not give rise to an obligation by the Company to withhold federal, state or local income or other taxes on the date of exercise, but may give rise to such an obligation in the future, the Committee may, in its discretion, make such arrangements and impose such requirements as it deems necessary or appropriate.

(b)           Upon the expiration or lapse, in whole or in part, of the Restricted Period applicable to an Award of Restricted Stock (or other income-recognition event), the Grantee may, if approved by the Committee in its discretion, make a written election to have Shares withheld by the Company from the Shares otherwise to be released from restriction, or to deliver previously owned Shares (not subject to restrictions hereunder), in order to satisfy the liability for such withholding taxes.  In the event that the Grantee makes, and the Committee permits, such an election, the number of Shares so withheld or delivered shall have an aggregate Fair Market Value on the date of exercise sufficient to satisfy the applicable withholding taxes.

Section 11.3.         Withholding Required.

Notwithstanding anything contained in the Plan to the contrary, the Participant’s satisfaction of any tax-withholding requirements imposed by the Committee shall be a condition precedent to the Company’s obligation as may otherwise be provided hereunder to deliver Shares or other consideration to the Participant with respect to any Award; and the applicable Option, SAR, Restricted Stock or other equity-based Award shall be forfeited upon the failure of the Participant to satisfy such requirements.

Section 12.            Change in Control

Section 12.1.         Effect of Change in Control.

Upon a Change in Control, unless otherwise provided in a Participant’s Award Agreement, the Committee, in its discretion, may take one or more of the following actions with respect to outstanding Awards: (i) accelerate the vesting and exercisability of all Options and SARs to the extent unvested and unexercisable, such that outstanding Options and SARs are fully vested and exercisable, (ii) cancel outstanding Awards in exchange for a cash payment in an amount equal to the Fair Market Value of Restricted Stock with respect to which the Restricted Period has expired or will expire in connection with such Change in Control, or the excess, if any, of the Fair Market Value of the Common Stock underlying the portion of the Option or SAR that is exercisable or becomes exercisable as of the date of such Change in Control over the Exercise Price (in the case of an Option) or base price (in the case of an SAR) of such portion; provided, however, that if the Exercise Price or base price of the exercisable portion of such Award exceeds the Fair Market Value of such Award, such Award may be cancelled as of such Change in Control, in the Committee’s discretion, with no further obligation to the Participant with respect thereto, (iii) terminate all such Options and SARs immediately prior to the Change in Control, provided that the Company provide Participants an opportunity to exercise the Options and SARs within a specified period following the Participant’s receipt of a written notice of such Change in Control and of the Company’s intention to terminate the Options and SARs prior to such Change in Control or (iv) require the successor corporation, if the Company does not survive such Change in Control, to assume all outstanding Awards or to substitute such Awards with awards involving the common stock of such successor corporation on terms and conditions necessary to preserve the rights of Participants with respect to such Awards.  Notwithstanding anything in the Plan to the contrary, in the event of a Change in Control, the Committee shall not have the right to take any actions described in the Plan (including without limitation actions described in this Section 12.1) that would make the Change in Control ineligible for pooling of interests accounting treatment or that would make the Change in Control ineligible for desired tax treatment if, in the absence of such right, the Change in Control would qualify for such treatment and the Company intends to use such treatment with respect to the Change in Control, in which case the Committee shall be required to take the action described in clause (iv) above.

Section 12.2.         Committee Authority.

The judgment of the Committee with respect to any matter referred to in Section 12 shall be conclusive and binding upon each Participant without the need for any amendment to the Plan.

Section 13.            Regulations and Approvals

Section 13.1.         General.

The obligation of the Company to sell Shares with respect to an Award granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

Section 13.2.         Conditions to Share and Award Issuance; Listing, Registration, Qualification, Consent and Approval.

Each grant of Awards is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance of an Award, no payment shall be made, or grant of Restricted Stock or other Award made, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions in a manner acceptable to the Committee.

Section 13.3.         Conditions to Share Disposition; Non-Exempt and Non-Registered Shares.

In the event that the disposition of stock acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act, and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required under the Securities Act, and the Committee may require any individual receiving Shares pursuant to the Plan, as a condition precedent to receipt of such Shares, to represent to the Company in writing that such Shares will be disposed of only if registered for sale under the Securities Act or if there is an available exemption for such disposition.

Section 14.            Amendments

The Board may amend the Plan and outstanding Awards as it shall deem advisable; provided that the Board may not make any amendment to the Plan that would, if such amendment were not approved by the holders of at least the requisite percentage of the issued and outstanding voting capital stock of the Company, cause the Plan to fail to comply with the Stockholders’ Agreement or any requirement of applicable law or regulation, unless and until such approval is obtained.  In addition, no amendment may, without the Participant’s (or as applicable, the Participant’s Successor’s) consent thereto, adversely affect the rights of such Participant or Successor with respect to an Award previously granted except that such Participant or Successor shall be deemed to consent in the event (i) of an amendment to the Stockholders’ Agreement that affects a provision hereof or of a Participant’s Award Agreement, (ii) such amendment is required in order to comply with applicable laws or (iii) such amendment is necessary or advisable, in the Committee’s discretion, in order to obtain desired tax or accounting treatment.

Section 15.            Miscellaneous

Section 15.1.         No Rights to Employment or Other Service.

Nothing in the Plan or in any grant made pursuant to the Plan shall confer on any individual any right to     continue in the employ or other service of the Company or its Related Corporations or interfere in any way with the right of the Company or its Related Corporations and its stockholders to terminate the individual’s employment or other service at any time.

Section 15.2.         Awards in Connection with Corporate Transactions and Otherwise.

Nothing contained in this Plan shall be construed to (i) limit the right of the Committee to make Awards under this Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including Awards to employees thereof who become employees of the Company or a Related Corporation, or for other proper corporate purposes or (ii) limit the right of the Company to grant stock options or make other awards outside of this Plan.  Without limiting the foregoing, the Committee may make Awards hereunder in substitution for outstanding equity awards assumed by or replaced by the Company or a Related Corporation as a result of or in connection with a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company or such Related Corporation, and such Awards may vary from the terms and conditions otherwise imposed by the Plan.

Section 15.3.         No Fiduciary Relationship.

Nothing contained in the Plan, and no action taken pursuant to the provisions of the Plan, shall create or shall be construed to create a trust of any kind, or a fiduciary relationship between the Company or its Related Corporations, or their officers or the Committee, on the one hand, and the Participant, the Company, its Related Corporations or any other person or entity, on the other hand.

Section 15.4.         Notices.

All notices under the Plan shall be in writing, and if to the Company, shall be delivered to the Board or mailed to its principal office, addressed to the attention of the Board; and if to the Participant, shall be delivered personally, sent by facsimile transmission or mailed to the Participant at the address appearing in the records of the Company.  Such addresses may be changed at any time by written notice to the other party given in accordance with this Section 15.4.

Section 15.5.         Exculpation and Indemnification.

The Company shall indemnify and hold harmless the members of the Board and the members of the Committee, from and against any and all liabilities, costs and expenses incurred by such persons as a result of any act or omission to act in connection with the performance of such person’s duties, responsibilities and obligations under the Plan, to the maximum extent permitted by law, other than such liabilities, costs and expenses as may result from the gross negligence, bad faith, willful misconduct or criminal acts of such persons.

Section 15.6.         Funding.

This Plan shall be unfunded.  The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Award under this Plan.  In no event shall interest be paid or accrued on any Award, including unpaid installments of Awards.

Section 15.7.         Fractional Shares.

No fractional Shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award.  The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated

Section 15.8.         Compliance with Law.

The Plan, the exercise of Options and SARs, the expiration or lapse, in whole or in part, of the Restricted Period applicable to Restricted Stock and the obligations of the Company to issue or transfer Shares under Awards shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required.  With respect to persons subject to section 16 of the Exchange Act, after a Public Offering it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act.  In addition, it is the intent of the Company that the Plan and Awards of Incentive Stock Options under the Plan comply with the applicable provisions of section 422 of the Code, and, after a Public Offering, that Awards intended to be fully deductible by the Company shall be so deductible pursuant to section 162(m) of the Code.  To the extent that any legal requirement of the Securities Act, the Exchange Act or the Code as set forth in the Plan ceases to be required thereby, such Plan provision shall cease to apply.

Section 15.9.         Captions.

The use of captions in this Plan is for convenience.  The captions are not intended to provide substantive rights.

Section 15.10.      Governing Document.

The Plan shall be the controlling document.  No other statements, representations, explanatory materials or examples, oral or written, may amend the Plan in any manner.  The Plan shall be binding upon and enforceable against the Company and its successors and assigns.

Section 15.11.      Governing Law.

The Plan shall be governed by the laws of the state of Delaware, without reference to principles of conflicts of laws.

[The remainder of this page has been intentionally left blank]

IN WITNESS WHEREOF, on behalf of Onconova Therapeutics, Inc. and pursuant to the direction of the Board, the undersigned hereby adopts the amended and restated Plan as set forth herein.

ONCONOVA THERAPEUTICS, INC.

By:	/s/ Ramesh Kumar

Name:	Ramesh Kumar, Ph.D.
Title:	President

December 10, 2007

375 Pheasant Run, Newtown, PA 18940 Phone: 267 759 3680 Fax: 267 759 3681

ONCONOVA THERAPEUTICS, INC.

Non-Qualified Stock Option Agreement

Onconova Therapeutics, Inc., a Delaware corporation (the “Company”), hereby grants as of                    to                                 (the “Optionee”), an Option to purchase a maximum of                shares (the “Option Shares”) of its Common Stock, $.001 par value (“Common Stock”), at the price of $               per share (the “Option” or “Award”), on the following terms and conditions:

1.                                      Grant Under The Onconova Therapeutics, Inc. 2007 Equity Compensation Plan.  This Option is granted pursuant to and is governed by the Company’s 2007 Equity Compensation Plan, effective December 10, 2007, as it may be amended and/or restated from time to time (the “Plan”) and, unless otherwise defined herein, terms used in this Award Agreement (this “Agreement”) shall have the same meaning as in the Plan.  Determinations made in connection with this Option pursuant to the Plan shall be governed by the Plan.

2.                                      Grant as Non-Qualified Stock Option; Other Options.  This Option is not intended to qualify as an incentive stock option under Section 422 of the Code.  This Option is in addition to any other options heretofore or hereafter granted to the Optionee by the Company or any Related Corporation, but a duplicate original of this Agreement shall not effect the grant of another option.

3.                                      Vesting of Options.

This Option shall be fully vested from the date of this Agreement and the Optionee may exercise this Option for the full number of Option Shares

Notwithstanding the foregoing, in accordance with and subject to the provisions of the Plan, the Committee may, in its discretion, accelerate the date that any installment of this Option becomes exercisable.  The foregoing rights are cumulative and accordingly, the Option, to the extent exercisable may be exercised (subject to Section 4 hereof if the Optionee incurs a Termination of Service) on or before the date which is 10 years from the date this Option is granted (the “Expiration Date”).  Any vested and exercisable portion of this Option that is not exercised prior to the Expiration Date or the last day of the applicable exercise period (as such may be limited by Section 4 below) shall be forfeited with no further compensation due to the Optionee.

(a)                                 Change in Control.  In the event of a Change in Control and provided the Optionee does not incur a Termination of Service prior to such Change in Control, this Option shall, immediately prior to the consummation of such Change in Control, become fully vested and immediately exercisable by the Optionee.

4.                                      Termination of Service.

(a)                                 Effect of Termination.  Unless otherwise provided by the Committee, in its discretion, no portion of this Option shall vest or become exercisable following the earlier of (i) the Optionee’s receipt of notice of Termination of Service for Cause from the Company or (ii) the Optionee’s Termination of Service for any other reason.

(b)                                 Termination Other Than for Cause.  If the Optionee incurs a Termination of Service, other than by reason of death, Disability or termination for Cause, this Option shall remain exercisable, to the extent exercisable upon such Termination of Service, until the earlier of (i) three months following the Optionee’s Termination of Service or (ii) the Expiration Date.

(c)                                  Termination for Cause.  If the Optionee incurs a Termination of Service for Cause, this Option, regardless of whether any portion of this Option is then vested and exercisable, shall terminate upon the Optionee’s receipt of written notice of such Termination of Service and shall thereafter not be exercisable to any extent whatsoever.

(d)                                 Death; Disability.  If the Optionee incurs a Termination of Service as a result of death or Disability, this Option shall remain exercisable, to the extent exercisable upon such Termination of Service, until the earlier of (i) 180 days following the Optionee’s death or 90 days following the Optionee’s Disability or (ii) the Expiration Date.

5.                                      Partial Exercise.  This Option may be exercised in part at any time and from time to time within the above limits, except that this Option may not be exercised for a fraction of a share.  Any fractional share with respect to which an installment of this Option cannot be exercised because of the limitation contained in the preceding sentence shall remain subject to this Option and shall be available for later purchase by the Optionee in accordance with the terms hereof.

6.                                      Payment of the Exercise Price.  The Exercise Price shall be paid in the following manner:

1.                                      in cash or by a certified or banker’s check;

2.                                      by delivery of an assignment satisfactory in form and substance to the Company of a sufficient amount of the proceeds from the sale of the Option Shares and an instruction to the broker or selling agent to pay that amount to the Company;

3.                                      by any combination of the foregoing; or

4.                                      by such other method as is permitted by the Committee, subject to the terms of the Plan.

7.                                      Stockholders’ Agreement; Restrictions on Resale; Repurchase.

(a)                                 Option Shares shall be held, transferred, encumbered, sold or otherwise disposed of only in accordance with the applicable provisions of the Plan and the Stockholders’ Agreement.  Please consult the Plan and Stockholders’ Agreement for the terms and conditions of such restrictions.  The Committee may require, on the date hereof or at any time thereafter, including, without limitation, upon the Optionee’s (or, if applicable the Optionee’s Successor’s) exercise of this Option, that the Optionee or Successor execute a joinder to the Stockholders’ Agreement and to execute those additional documents it deems necessary or advisable in order to carry out or effect one

2

or more of the obligations or restrictions imposed on the Option Shares pursuant to the terms of the Plan, this Agreement and Stockholders’ Agreement.

(b)                                 Option Shares will be of an illiquid nature and will be deemed to be “restricted securities” for purposes of the Securities Act of 1933, as amended (the “Securities Act”).  Accordingly, prior to a Public Offering, such shares may be transferred only in compliance with the registration requirements of the Securities Act or an exemption therefrom. Each certificate evidencing any of the Option Shares shall bear a legend substantially as follows:

“The shares represented by this certificate are subject to restrictions on transfer and may not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of except in accordance with and subject to all the terms and conditions of a certain Non-Qualified Stock Option Agreement between Onconova Therapeutics, Inc. and the holder, a copy of which Onconova Therapeutics, Inc. will furnish to the holder of this certificate upon request and without charge.”

(c)                                  In addition to those restrictions imposed by the Stockholders’ Agreement, the Company has the right and option, but not the obligation, pursuant to Section 4.2 of the Plan, to repurchase the Option Shares at the price determined under Section 4.2 of the Plan within 90 days (or such shorter period as may be required pursuant to applicable federal or state securities laws) following:  (i) the Optionee’s Termination of Service for any reason, (ii) the Board’s determination that the Optionee breached any written agreement restricting the Optionee from engaging in competitive and/or harmful activities against the Company’s interests or (iii) any Option exercise following the Optionee’s Termination of Service pursuant to Section 4(b) or Section 4(d) hereof.  Please consult the Plan for the terms and conditions of such repurchase.

8.                                      Method of Exercising Option.  Subject to the terms and conditions of this Agreement, this Option may be exercised by written notice to the Company at its principal executive office, or to such transfer agent as the Company shall designate.  Such notice shall state the election to exercise this Option and the number of Option Shares for which it is being exercised and shall be signed by the person or persons so exercising this Option.  Such notice shall be accompanied by payment of the full Exercise Price applicable to the portion of the Option so exercised, and the Company shall deliver a certificate or certificates representing the applicable number of shares as soon as practicable after the notice shall be received.  Such certificate or certificates shall be registered in the name of the person or persons so exercising this Option (or, if this Option shall be exercised by the Optionee and if the Optionee shall so request in the notice exercising this Option, shall be registered in the name of the Optionee and another person jointly, with right of survivorship). In the event this Option shall be exercised, pursuant to Section 4(b) or Section 4(d) hereof, by the Optionee’s Successor, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise this Option.

9.                                      Option Not Transferable.  This Option is not transferable or assignable except by will or by the laws of descent and distribution.  During the Optionee’s lifetime, only the Optionee can exercise this Option.

3

10.                               No Obligation to Exercise Option.  The grant and acceptance of this Option imposes no obligation on the Optionee to exercise it.

11.                               No Obligation to Continue Employment.  Neither the Plan, this Agreement, nor the grant of this Option imposes any obligation on the Company or any Related Corporation to continue the Optionee in employment.

12.                               No Rights as Stockholder until Exercise.  The Optionee shall have no rights as a stockholder with respect to the Option Shares until such time as the Optionee has exercised this Option by delivering a notice of exercise and has paid in full the Exercise Price for the Shares so acquired in accordance with Section 8 hereof.  Except as is expressly provided in the Plan with respect to certain changes in the capitalization of the Company, no adjustment shall be made for dividends or similar rights for which the record date is prior to such date of exercise.

13.                               Withholding Taxes.  If the Company or any Related Corporation in its discretion determines that it is obligated to withhold any tax in connection with the exercise of this Option, or in connection with the transfer of, or the lapse of restrictions on, any Common Stock or other property acquired pursuant to this Option, the Optionee hereby agrees that the Company or such Related Corporation may withhold from the Optionee’s wages or other remuneration the appropriate amount of tax.  At the discretion of the Company or such Related Corporation, the amount required to be withheld may be withheld in cash from such wages or other remuneration or in kind from the Common Stock or other property otherwise deliverable to the Optionee on the exercise of this Option.  The Optionee further agrees that, if the Company or such Related Corporation does not withhold an amount from the Optionee’s wages or other remuneration sufficient to satisfy the withholding obligation of the Company or such Related Corporation, the Optionee will make reimbursement on demand, in cash, for the amount under withheld.

14.                               Lock-up Agreement.  The Optionee agrees that in connection with an underwritten public offering of Common Stock, upon the request of the Company or the principal underwriter managing such public offering, the Option Shares may not be sold, offered for sale or otherwise disposed of without the prior written consent of the Company or such underwriter, as the case may be, for at least 180 days after the effectiveness of the registration statement filed in connection with such offering, or such longer period of time as the Board may determine if all of the Company’s directors and officers agree to be similarly bound.  The obligations under this Section 14 shall remain effective for all underwritten public offerings with respect to which the Company has filed a registration statement on or before the date five (5) years after the closing of the Company’s initial public offering, provided, however, that this Section 14 shall cease to apply to any Option Shares sold to the public pursuant to an effective registration statement or an exemption from the registration requirements of the Securities Act in a transaction that complied with the terms of this Agreement.

15.                               Provision of Documentation to Optionee.  By signing this Agreement the Optionee acknowledges receipt of a copy of this Agreement and a copy of the Plan.

4

16.                               Miscellaneous.

(a)                                 Notices.  All notices hereunder shall be in writing and shall be deemed given when sent by certified or registered mail, postage prepaid, return receipt requested, to the address set forth below.  The addresses for such notices may be changed from time to time by written notice given in the manner provided for herein.

(b)                                 Entire Agreement; Modification.  This Agreement constitutes the entire agreement between the parties relative to the subject matter hereof, and supersedes all proposals, written or oral, and all other communications between the parties relating to the subject matter of this Agreement.  This Agreement may be modified, amended or rescinded only by a written agreement executed by both parties.

(c)                                  Severability.  The invalidity, illegality or unenforceability of any provision of this Agreement shall in no way affect the validity, legality or enforceability of any other provision.

(d)                                 Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, subject to the limitations set forth in Section 9 hereof.

(e)                                  Governing Law.  This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware, without giving effect to the principles of the conflicts of laws thereof.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

5

IN WITNESS WHEREOF, the Company and the Optionee have caused this instrument to be executed as of the date first above written.

Onconova Therapeutics, Inc.
375 Pheasant Run
Newtown, PA 18940

By:
NAME AND ADDRESS	Ramesh Kumar, Ph.D.
President and CEO

6

ONCONOVA THERAPEUTICS, INC.

Incentive Stock Option Agreement

Onconova Therapeutics, Inc., a Delaware corporation (the “Company”), hereby grants as of                      to                                  (the “Employee”), an option to purchase a maximum of                        shares (the “Option Shares”) of its Common Stock, $.001 par value (“Common Stock”), at the price of $                         per share (the “Option” or “Award”), on the following terms and conditions:

1.                                      Grant Under The Onconova Therapeutics, Inc. 2007 Equity Compensation Plan.  This Option is granted pursuant to and is governed by the Company’s 2007 Equity Compensation Plan, effective December 10, 2007, as it may be amended and/or restated from time to time (the “Plan”) and, unless otherwise defined herein, terms used in this Award Agreement (this “Agreement”) shall have the same meaning as in the Plan.  Determinations made in connection with this Option pursuant to the Plan shall be governed by the Plan.

2.                                      Grant as Incentive Stock Option; Other Options.  This Option is intended to qualify as an incentive stock option under Section 422 of the Code.  This Option is in addition to any other options heretofore or hereafter granted to the Employee by the Company or any Related Corporation, but a duplicate original of this Agreement shall not affect the grant of another option.

3.                                      Vesting of Option.  This Option shall be fully vested on the date of this Agreement and the Employee may exercise this Option for the full number of Option Shares immediately.

The foregoing rights are cumulative and accordingly, the Option, to the extent exercisable, may be exercised (subject to Section 4 hereof if the Employee incurs a Termination of Service) on or before the date which is 10 years from the date this Option is granted (the “Expiration Date”).  Any vested and exercisable portion of this Option that is not exercised prior to the earlier of the Expiration Date or the last day of the applicable exercise period (as such may be limited by Section 4 below) shall be forfeited with no further compensation due to the Employee.

4.                                      Termination of Service.

(a)                                 Termination Other Than for Cause.  If the Employee incurs a Termination of Service, other than by reason of death, Disability or termination for Cause, this Option shall remain exercisable, to the extent exercisable upon such Termination of Service, until the earlier of (i) three months following the Employee’s Termination of Service or (ii) the Expiration Date.

(b)                                 Termination for Cause.  If the Employee incurs a Termination of Service for Cause, this Option, regardless of whether any portion of this Option is then vested and exercisable, shall terminate upon the Employee’s receipt of written notice of such Termination of Service and shall thereafter not be exercisable to any extent whatsoever.

(c)                                  Death; Disability.  If the Employee incurs a Termination of Service as a result of death or Disability, this Option shall remain exercisable, to the extent exercisable upon such Termination of Service, until the earlier of (i) 180 days following the Employee’s death or 90 days following the Employee’s Disability, as applicable or (ii) the Expiration Date.

5.                                      Partial Exercise.  This Option may be exercised in part at any time and from time to time within the above limits, except that this Option may not be exercised for a fraction of a share.  Any fractional share with respect to which an installment of this Option cannot be exercised because of the limitation contained in the preceding sentence shall remain subject to this Option and shall be available for later purchase by the Employee in accordance with the terms hereof.

6.                                      Payment of the Exercise Price.  The Exercise Price shall be paid in the following manner:

(i)                                     in cash or by a certified or banker’s check;

(ii)                                  by delivery of an assignment satisfactory in form and substance to the Company of a sufficient amount of the proceeds from the sale of the Option Shares and an instruction to the broker or selling agent to pay that amount to the Company;

(iii)                               by any combination of the foregoing; or

(iv)                              by such other method as is permitted by the Committee, subject to the terms of the Plan.

7.                                      Stockholders’ Agreement; Restrictions on Resale; Repurchase.

(a)                                 Option Shares shall be held, transferred, encumbered, sold or otherwise disposed of only in accordance with the applicable provisions of the Plan and the Stockholders’ Agreement.  Please consult the Plan and Stockholders’ Agreement for the terms and conditions of such restrictions.  The Committee may require, on the date hereof or at any time thereafter, including, without limitation, upon the Employee’s (or, if applicable the Employee’s Successor’s) exercise of this Option, that the Employee or Successor execute a joinder to the Stockholders’ Agreement and to execute those additional documents it deems necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on the Option Shares pursuant to the terms of the Plan, this Agreement and Stockholders’ Agreement.

(b)                                 Option Shares will be of an illiquid nature and will be deemed to be “restricted securities” for purposes of the Securities Act of 1933, as amended (the “Securities Act”).  Accordingly, prior to a Public Offering, such shares may be transferred only in compliance with the registration requirements of the Securities Act or an exemption therefrom. Each certificate evidencing any of the Option Shares shall bear a legend substantially as follows:

2

“The shares represented by this certificate are subject to restrictions on transfer and may not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of except in accordance with and subject to all the terms and conditions of a certain Incentive Stock Option Agreement between Onconova Therapeutics, Inc. and the holder, a copy of which Onconova Therapeutics, Inc. will furnish to the holder of this certificate upon request and without charge.”

(c)                                  In addition to those restrictions imposed by the Stockholders’ Agreement, the Company has the right and option, but not the obligation, pursuant to Section 4.2 of the Plan, to repurchase the Option Shares at the price determined under Section 4.2 of the Plan within 90 days (or such shorter period as may be required pursuant to applicable federal or state securities laws) following:  (i) the Employee’s Termination of Service for any reason, (ii) the Board’s determination that the Employee breached any written agreement restricting the Employee from engaging in competitive and/or harmful activities against the Company’s interests or (iii) any Option exercise following the Employee’s Termination of Service pursuant to Section 4(a) or Section 4(c) hereof.  Please consult the Plan for the terms and conditions of such repurchase.

8.                                      Method of Exercising Option.  Subject to the terms and conditions of this Agreement, this Option shall be exercised by submitting the full exercise price for the shares being exercised, along with the completed Exercise Notice attached hereto as Exhibit A, to the Company at its principal executive office, or to such transfer agent as the Company shall designate.  If the Company generally issues certificates for its shares, the Company shall deliver a certificate or certificates representing the applicable number of shares as soon as practicable after the Exercise Notice is received by the Company or its transfer agent, as applicable.  Such certificate or certificates shall be registered in the name of the person or persons so exercising this Option (or, if this Option shall be exercised by the Employee and if the Employee shall so request in the Exercise Notice, shall be registered in the name of the Employee and another person jointly, with right of survivorship). In the event this Option shall be exercised pursuant to Section 4(a) or Section 4(c) hereof by the Employee’s Successor, the Exercise Notice shall be accompanied by appropriate proof of the right of such person or persons to exercise this Option.

9.                                      Option Not Transferable.  This Option is not transferable or assignable except by will or by the laws of descent and distribution.  During the Employee’s lifetime, only the Employee can exercise this Option.

10.                               No Obligation to Exercise Option.  The grant and acceptance of this Option imposes no obligation on the Employee to exercise it.

11.                               No Obligation to Continue Employment.  Neither the Plan, this Agreement, nor the grant of this Option imposes any obligation on the Company or any Related Corporation to continue the Employee in employment.

12.                               No Rights as Stockholder until Exercise.  The Employee shall have no rights as a stockholder with respect to the Option Shares until such time as the Employee has exercised this Option by executing and delivering the Exercise Notice attached hereto as Exhibit A and

3

paying in full the Exercise Price for the Shares so acquired, both in accordance with the applicable provisions of this Agreement and the Exercise Notice.  Except as is expressly provided in the Plan with respect to certain changes in the capitalization of the Company, no adjustment shall be made for dividends or similar rights for which the record date is prior to such date of exercise.

13.                               Disqualifying Disposition.  The Employee agrees to notify the Company in writing immediately after the Employee transfers any Option Shares, if such transfer occurs on or before the later of (a) the date two years after the date of this Agreement or (b) the date one year after the date the Employee acquired such Option Shares.  The Employee also agrees to provide the Company with any information concerning any such transfer required by the Company for tax purposes.

14.                               Withholding Taxes.  If the Company or any Related Corporation in its discretion determines that it is obligated to withhold any tax in connection with the exercise of this Option, or in connection with the transfer of, or the lapse of restrictions on, any Common Stock or other property acquired pursuant to this Option, the Employee hereby agrees that the Company or such Related Corporation may withhold from the Employee’s wages or other remuneration the appropriate amount of tax.  At the discretion of the Company or such Related Corporation, the amount required to be withheld may be withheld in cash from such wages or other remuneration or in kind from the Common Stock or other property otherwise deliverable to the Employee on the exercise of this Option.  The Employee further agrees that, if the Company or such Related Corporation does not withhold an amount from the Employee’s wages or other remuneration sufficient to satisfy the withholding obligation of the Company or such Related Corporation, the Employee will make reimbursement on demand, in cash, for the amount underwithheld.

15.                               Lock-up Agreement.  The Employee agrees that in connection with an underwritten public offering of Common Stock, upon the request of the Company or the principal underwriter managing such public offering, the Option Shares may not be sold, offered for sale or otherwise disposed of without the prior written consent of the Company or such underwriter, as the case may be, for at least 180 days after the effectiveness of the registration statement filed in connection with such offering, or such longer period of time as the Board may determine if all of the Company’s directors and officers agree to be similarly bound.  The obligations under this Section 16 shall remain effective for all underwritten public offerings with respect to which the Company has filed a registration statement on or before the date five (5) years after the closing of the Company’s initial public offering, provided, however, that this Section 16 shall cease to apply to any Option Shares sold to the public pursuant to an effective registration statement or an exemption from the registration requirements of the Securities Act in a transaction that complied with the terms of this Agreement.

16.                               Provision of Documentation to Employee.  By signing this Agreement the Employee acknowledges receipt of a copy of this Agreement and a copy of the Plan.

17.                               Miscellaneous.

(a)                                 Notices.  All notices hereunder shall be in writing and shall be deemed given when sent by certified or registered mail, postage prepaid, return receipt requested,

4

to the address set forth below.  The addresses for such notices may be changed from time to time by written notice given in the manner provided for herein.

(b)                                 Entire Agreement; Modification.  This Agreement constitutes the entire agreement between the parties relative to the subject matter hereof, and supersedes all proposals, written or oral, and all other communications between the parties relating to the subject matter of this Agreement.  This Agreement may be modified, amended or rescinded only by a written agreement executed by both parties.

(c)                                  Severability.  The invalidity, illegality or unenforceability of any provision of this Agreement shall in no way affect the validity, legality or enforceability of any other provision.

(d)                                 Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, subject to the limitations set forth in Section 9 hereof.

(e)                                  Governing Law.  This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware, without giving effect to the principles of the conflicts of laws thereof.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

5

IN WITNESS WHEREOF, the Company and the Employee have caused this instrument to be executed as of the date first above written.

Onconova Therapeutics, Inc.
375 Pheasant Run
Newtown, PA 18940

By:
Name	Ramesh Kumar, Ph.D.

Address	Title: President and CEO

6

ONCONOVA THERAPEUTICS, INC.

Incentive Stock Option Agreement

Onconova Therapeutics, Inc., a Delaware corporation (the “Company”), hereby grants as of                      to                                  (the “Employee”), an option to purchase a maximum of                    shares (the “Option Shares”) of its Common Stock, $.001 par value (“Common Stock”), at the price of $                       per share (the “Option” or “Award”), on the following terms and conditions:

1.                                      Grant Under The Onconova Therapeutics, Inc. 2007 Equity Compensation Plan.  This Option is granted pursuant to and is governed by the Company’s 2007 Equity Compensation Plan, effective December 10, 2007, as it may be amended and/or restated from time to time (the “Plan”) and, unless otherwise defined herein, terms used in this Award Agreement (this “Agreement”) shall have the same meaning as in the Plan.  Determinations made in connection with this Option pursuant to the Plan shall be governed by the Plan.

2.                                      Grant as Incentive Stock Option; Other Options.  This Option is intended to qualify as an incentive stock option under Section 422 of the Code.  This Option is in addition to any other options heretofore or hereafter granted to the Employee by the Company or any Related Corporation, but a duplicate original of this Agreement shall not affect the grant of another option.

3.                                      Vesting of Option if Employment Continues.

(a)                                 Generally.                                    Provided the Employee does not incur a Termination of Service prior to the following dates, the Employee may exercise this Option for the number of Option Shares set opposite the applicable date:

Less than one year from the date hereof:	-	0 shares

First anniversary of this Agreement	-	an additional shares

The first day of the month following the first anniversary of this Agreement	-	an additional shares

The first day of each month thereafter until the fourth anniversary of the date of this Agreement	-	an additional shares

Four years or more from the date hereof	-	shares

Notwithstanding the foregoing, in accordance with and subject to the provisions of the Plan, the Committee may, in its discretion, accelerate the date that any installment of this Option becomes exercisable.  The foregoing rights are cumulative and accordingly, the Option, to the extent exercisable, may be exercised (subject to Section 4 hereof if the Employee incurs a Termination of Service) on or before the date which is 10 years from the date this Option is granted (the “Expiration Date”).  Any vested and exercisable portion of this Option that is not exercised prior to the earlier of the Expiration Date or the last day of the applicable exercise period (as such may be limited by Section 4 below) shall be forfeited with no further compensation due to the Employee.

(b)                                 Change in Control.  In the event of a Change in Control and provided the Employee does not incur a Termination of Service prior to such Change in Control, this Option shall, immediately prior to the consummation of such Change in Control, become fully vested and immediately exercisable by the Employee.

4.                                      Termination of Service.

(a)                                 Effect of Termination.  Unless otherwise provided by the Committee, in its discretion, no portion of this Option shall vest or become exercisable following the earlier of (i) the Employee’s receipt of notice of Termination of Service for Cause from the Company or (ii) the Employee’s Termination of Service for any other reason.

(b)                                 Termination Other Than for Cause.  If the Employee incurs a Termination of Service, other than by reason of death, Disability or termination for Cause, this Option shall remain exercisable, to the extent exercisable upon such Termination of Service, until the earlier of (i) three months following the Employee’s Termination of Service or (ii) the Expiration Date.

(c)                                  Termination for Cause.  If the Employee incurs a Termination of Service for Cause, this Option, regardless of whether any portion of this Option is then vested and exercisable, shall terminate upon the Employee’s receipt of written notice of such Termination of Service and shall thereafter not be exercisable to any extent whatsoever.

(d)                                 Death; Disability.  If the Employee incurs a Termination of Service as a result of death or Disability, this Option shall remain exercisable, to the extent exercisable upon such Termination of Service, until the earlier of (i) 180 days following the Employee’s death or 90 days following the Employee’s Disability, as applicable or (ii) the Expiration Date.

5.                                      Partial Exercise.  This Option may be exercised in part at any time and from time to time within the above limits, except that this Option may not be exercised for a fraction of a share.  Any fractional share with respect to which an installment of this Option cannot be exercised because of the limitation contained in the preceding sentence shall remain subject to this Option and shall be available for later purchase by the Employee in accordance with the terms hereof.

2

6.                                      Payment of the Exercise Price.  The Exercise Price shall be paid in the following manner:

(i)                                     in cash or by a certified or banker’s check;

(ii)                                  by delivery of an assignment satisfactory in form and substance to the Company of a sufficient amount of the proceeds from the sale of the Option Shares and an instruction to the broker or selling agent to pay that amount to the Company;

(iii)                               by any combination of the foregoing; or

(iv)                              by such other method as is permitted by the Committee, subject to the terms of the Plan.

7.                                      Stockholders’ Agreement; Restrictions on Resale; Repurchase.

(a)                                 Option Shares shall be held, transferred, encumbered, sold or otherwise disposed of only in accordance with the applicable provisions of the Plan and the Stockholders’ Agreement.  Please consult the Plan and Stockholders’ Agreement for the terms and conditions of such restrictions.  The Committee may require, on the date hereof or at any time thereafter, including, without limitation, upon the Employee’s (or, if applicable the Employee’s Successor’s) exercise of this Option, that the Employee or Successor execute a joinder to the Stockholders’ Agreement and to execute those additional documents it deems necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on the Option Shares pursuant to the terms of the Plan, this Agreement and Stockholders’ Agreement.

(b)                                 Option Shares will be of an illiquid nature and will be deemed to be “restricted securities” for purposes of the Securities Act of 1933, as amended (the “Securities Act”).  Accordingly, prior to a Public Offering, such shares may be transferred only in compliance with the registration requirements of the Securities Act or an exemption therefrom. Each certificate evidencing any of the Option Shares shall bear a legend substantially as follows:

“The shares represented by this certificate are subject to restrictions on transfer and may not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of except in accordance with and subject to all the terms and conditions of a certain Incentive Stock Option Agreement between Onconova Therapeutics, Inc. and the holder, a copy of which Onconova Therapeutics, Inc. will furnish to the holder of this certificate upon request and without charge.”

(c)                                  In addition to those restrictions imposed by the Stockholders’ Agreement, the Company has the right and option, but not the obligation, pursuant to Section 4.2 of the Plan, to repurchase the Option Shares at the price determined under Section 4.2 of the Plan within 90 days (or such shorter period as may be required pursuant to applicable federal or state securities laws) following:  (i) the Employee’s Termination of Service for

3

any reason, (ii) the Board’s determination that the Employee breached any written agreement restricting the Employee from engaging in competitive and/or harmful activities against the Company’s interests or (iii) any Option exercise following the Employee’s Termination of Service pursuant to Section 4(b) or Section 4(d) hereof.  Please consult the Plan for the terms and conditions of such repurchase.

8.                                      Method of Exercising Option.  Subject to the terms and conditions of this Agreement, this Option shall be exercised by submitting the full exercise price for the shares being exercised, along with the completed Exercise Notice attached hereto as Exhibit A, to the Company at its principal executive office, or to such transfer agent as the Company shall designate.  If the Company generally issues certificates for its shares, the Company shall deliver a certificate or certificates representing the applicable number of shares as soon as practicable after the Exercise Notice is received by the Company or its transfer agent, as applicable.  Such certificate or certificates shall be registered in the name of the person or persons so exercising this Option (or, if this Option shall be exercised by the Employee and if the Employee shall so request in the Exercise Notice, shall be registered in the name of the Employee and another person jointly, with right of survivorship). In the event this Option shall be exercised pursuant to Section 4(b) or Section 4(d) hereof by the Employee’s Successor, the Exercise Notice shall be accompanied by appropriate proof of the right of such person or persons to exercise this Option.

9.                                      Option Not Transferable.  This Option is not transferable or assignable except by will or by the laws of descent and distribution.  During the Employee’s lifetime, only the Employee can exercise this Option.

10.                               No Obligation to Exercise Option.  The grant and acceptance of this Option imposes no obligation on the Employee to exercise it.

11.                               No Obligation to Continue Employment.  Neither the Plan, this Agreement, nor the grant of this Option imposes any obligation on the Company or any Related Corporation to continue the Employee in employment.

12.                               No Rights as Stockholder until Exercise.  The Employee shall have no rights as a stockholder with respect to the Option Shares until such time as the Employee has exercised this Option by executing and delivering the Exercise Notice attached hereto as Exhibit A and paying in full the Exercise Price for the Shares so acquired, both in accordance with the applicable provisions of this Agreement and the Exercise Notice.  Except as is expressly provided in the Plan with respect to certain changes in the capitalization of the Company, no adjustment shall be made for dividends or similar rights for which the record date is prior to such date of exercise.

13.                               Disqualifying Disposition.  The Employee agrees to notify the Company in writing immediately after the Employee transfers any Option Shares, if such transfer occurs on or before the later of (a) the date two years after the date of this Agreement or (b) the date one year after the date the Employee acquired such Option Shares.  The Employee also agrees to provide the Company with any information concerning any such transfer required by the Company for tax purposes.

4

14.                               Withholding Taxes.  If the Company or any Related Corporation in its discretion determines that it is obligated to withhold any tax in connection with the exercise of this Option, or in connection with the transfer of, or the lapse of restrictions on, any Common Stock or other property acquired pursuant to this Option, the Employee hereby agrees that the Company or such Related Corporation may withhold from the Employee’s wages or other remuneration the appropriate amount of tax.  At the discretion of the Company or such Related Corporation, the amount required to be withheld may be withheld in cash from such wages or other remuneration or in kind from the Common Stock or other property otherwise deliverable to the Employee on the exercise of this Option.  The Employee further agrees that, if the Company or such Related Corporation does not withhold an amount from the Employee’s wages or other remuneration sufficient to satisfy the withholding obligation of the Company or such Related Corporation, the Employee will make reimbursement on demand, in cash, for the amount underwithheld.

15.                               Lock-up Agreement.  The Employee agrees that in connection with an underwritten public offering of Common Stock, upon the request of the Company or the principal underwriter managing such public offering, the Option Shares may not be sold, offered for sale or otherwise disposed of without the prior written consent of the Company or such underwriter, as the case may be, for at least 180 days after the effectiveness of the registration statement filed in connection with such offering, or such longer period of time as the Board may determine if all of the Company’s directors and officers agree to be similarly bound.  The obligations under this Section 16 shall remain effective for all underwritten public offerings with respect to which the Company has filed a registration statement on or before the date five (5) years after the closing of the Company’s initial public offering, provided, however, that this Section 16 shall cease to apply to any Option Shares sold to the public pursuant to an effective registration statement or an exemption from the registration requirements of the Securities Act in a transaction that complied with the terms of this Agreement.

16.                               Provision of Documentation to Employee.  By signing this Agreement the Employee acknowledges receipt of a copy of this Agreement and a copy of the Plan.

17.                               Miscellaneous.

(a)                                 Notices.  All notices hereunder shall be in writing and shall be deemed given when sent by certified or registered mail, postage prepaid, return receipt requested, to the address set forth below.  The addresses for such notices may be changed from time to time by written notice given in the manner provided for herein.

(b)                                 Entire Agreement; Modification.  This Agreement constitutes the entire agreement between the parties relative to the subject matter hereof, and supersedes all proposals, written or oral, and all other communications between the parties relating to the subject matter of this Agreement.  This Agreement may be modified, amended or rescinded only by a written agreement executed by both parties.

(c)                                  Severability.  The invalidity, illegality or unenforceability of any provision of this Agreement shall in no way affect the validity, legality or enforceability of any other provision.

5

(d)                                 Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, subject to the limitations set forth in Section 9 hereof.

(e)                                  Governing Law.  This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware, without giving effect to the principles of the conflicts of laws thereof.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

6

IN WITNESS WHEREOF, the Company and the Employee have caused this instrument to be executed as of the date first above written.

Onconova Therapeutics, Inc.
375 Pheasant Run
Newtown, PA 18940

Name	Name:	Ramesh Kumar, Ph.D.
Address	Title:	President and CEO

7